Subsequent Events	12 Months Ended
Dec. 31, 2022
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Subsequent Events

19. Subsequent Events

The Board resolved on February 21, 2023, to grant 1,423,800 incentive subscription rights to five new employees and individual contractors. The grant was made under the Company’s 2022 Subscription Rights Incentive Plan. The exercise price of the subscription rights is NOK 0.72 per share. The grants vest by 25% per year and expire on May 15, 2027. Following the grants, there were 82,065,247 subscription rights outstanding.

The Board resolved on February 28, 2023, to issue 2,648,336 Ordinary Shares at NOK 0.71 per share to employees participating in the Company’s ESPP.

There have been no events between December 31, 2022, and the date of these financial statements that have had any material impact on the Company’s results for 2022, or the value of the Company’s assets and liabilities as of December 31, 2022.